EXHIBIT 10.07  FIRST AMENDMENT TO LS CAPITAL AGREEMENT

                          FIRST AMENDMENT TO AGREEMENT

      THIS FIRST AMENDMENT TO AGREEMENT (the "First Amendment") is made and entered into as of this the 14th day of April, 1998 by and between (a) JVWeb, Inc. a Delaware corporation (the "Company"), and (b) LS Capital Corporation, a Delaware corporation ("LS Capital").

                                    Recitals

         WHEREAS, the Company and LS Capital entered into an Agreement (the "Agreement") dated November 15, 1997, regarding the sale and issuance of certain securities in the Company to LS Capital, the registration with the United States Securities and Exchange Commission of certain securities in the Company owned by LS Capital, the declaration by LS Capital of an in-kind dividend to its stockholders of the securities so registered, and various additional matters; and

         WHEREAS, the Company and LS Capital desire to amend the Agreement upon the terms, provisions and conditions set forth hereinafter;

                                    Agreement

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the undersigned parties to amend the Agreement, the Company and LS Capital agree as follows (all undefined, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement):

         1.       Amendments to the Agreement.

                  a. The first sentence of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

                  "Each Unit shall consist of one share of Common Stock and three separately assignable (i.e. "detachable") "First Tier Warrants"."

                  b. Section 2(b) of the Agreement is hereby amended so that the two references to "1,000,000 First Tier Warrants" shall now refer to "1,500,000 First Tier Warrants."

                  c. Section 4 of the Agreement is hereby amended so that the reference to "1,000,000 First Tier Warrants" shall now refer to "1,500,000 First Tier Warrants."

                  d. The first sentence of Section 8 of the Agreement is hereby amended to read in its entirety as follows:

                  "If the registration statement under which shares of Common Stock are registered pursuant to Section 4 is not declared effective within nine months after the date of this Agreement through no breach of this Agreement by the Company, or if the Company elects to terminate this Agreement (which may be done so by giving written notice to LS Capital), this Agreement shall, except as hereafter provided, become null and void, the parties hereto shall be relieved of any further duties, obligations and responsibilities with respect to this Agreement, and the parties shall cooperate in good faith in unwinding all actions taken in reliance on this Agreement."

         2. Miscellaneous. Except as otherwise expressly provided herein, the Agreement is not amended, modified or affected by this First Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this First Amendment becomes effective, the terms, "Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this First Amendment. This First Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.

JVWEB, INC.                                          LS CAPITAL CORPORATION
a Delaware corporation                               a Delaware corporation


By:    /S/ Greg Micek                                By: /S/  Paul J. Montle
       Greg Micek,                                       Paul J. Montle,
       President                                         Chief Executive Officer